                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  April 9, 2001
                                                        -------------




                          SALIX PHARMACEUTICALS, LTD.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                            British Virgin Islands
-------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)



           000-23265                                      94-3267443
----------------------------------               -------------------------------
    (Commission file Number)                        (IRS Employer ID Number)




             3801 Wake Forest Road, Raleigh, North Carolina 27609
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (919) 862-1000
                                                    ----------------------------

Item 5.  Other Events.

     On April 9, 2001, Salix Pharmaceuticals, Ltd. announced that it would be making a presentation on April 10, 2001 at an investor conference sponsored by The Robinson-Humphrey Company.

     A copy of this press release is attached as an exhibit.


Item 7.  Financial Statements and Exhibits

       (c)   Exhibits

       99.1  Press Release dated April 9, 2001

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SALIX PHARMACEUTICALS, LTD.



Date: April 9, 2001                By:  /s/ Adam C. Derbyshire
                                        -------------------------------------
                                        Adam C. Derbyshire
                                        Vice President and Chief Financial
                                        Officer